Exhibit No. 32.1


                        CERTIFICATION OF PERIODIC REPORT


     I, Timothy P. Halter, President of Concept Ventures Corporation (the "Company"), with duties and responsibilities equivalent to those of a chief executive officer and chief financial officer, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

     (1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended September 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 13, 2006

                                                           /s/ Timothy P. Halter
                                                          ----------------------
                                                          Timothy P. Halter
                                                          President


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Concept Ventures Corporation and will be retained by Concept Ventures Corporation and furnished to the Securities and Exchange Commission or its staff upon request.